Exhibit 99.1

For Immediate Release:	April 20, 2021

SIMMONS REPORTS FIRST QUARTER 2021 EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ: SFNC) (the “Company” or “Simmons”) today announced net income of $67.4 million for the quarter ended March 31, 2021, compared to $77.2 million for the same period in 2020, a decrease of $9.8 million, or 12.7%, due in significant part to the difference in the gains on sale of securities recognized during the periods. Diluted earnings per share were $0.62, a decrease of $0.06, or 8.8%, compared to the same period in the prior year. Included in first quarter 2021 results were $634,000 in net after-tax merger-related and net branch right-sizing costs as well as a $4.0 million after-tax gain primarily associated with the sale of branches in Illinois.

Excluding the impact of these items, core earnings were $64.0 million for the quarter ended March 31, 2021, compared to $73.8 million for the quarter ended March 31, 2020, a decrease of $9.8 million, or 13.3%. Core diluted earnings per share were $0.59, a decrease of $0.06, or 9.2%, from the same period in 2020.

“We are very pleased with our solid performance in the first quarter. It reflects the benefit of our diverse operating model,” said George A. Makris, Jr., chairman and CEO of Simmons First National Corporation. “We are still feeling the effects of COVID in the economy. Some industries are still struggling to return to pre-COVID levels of performance and the government’s economic stimulus packages have created a rapid rise in liquidity. Loan demand has been well below historical levels, but we are encouraged by the rebuilding of the pipeline during the first quarter. Asset quality has improved as compared to 2020 and we are optimistic that trend will continue. Based on our current levels of capital and liquidity, we have lending capacity that we have not seen in several years, so Simmons is poised to do our part as the economy continues to return to normal.”

Selected Highlights:	1st Qtr 2021	4th Qtr 2020	1st Qtr 2020
Net income	$67.4 million	$53.0 million	$77.2 million
Diluted earnings per share	$0.62	$0.49	$0.68
Return on avg assets	1.20%	0.96%	1.48%
Return on avg common equity	9.20%	7.13%	10.83%
Return on tangible common equity (1)	15.85%	12.48%	19.00%

Core earnings (2)	$64.0 million	$62.0 million	$73.8 million
Core diluted earnings per share (2)	$0.59	$0.57	$0.65
Core return on avg assets (2)	1.14%	1.13%	1.42%
Core return on avg common equity (2)	8.73%	8.34%	10.35%
Core return on tangible common equity (1)(2)	15.08%	14.51%	18.19%
Efficiency ratio (3)	57.77%	55.27%	57.79%
Adjusted pre-tax, pre-provision earnings (2)	$73.1 million	$83.1 million	$84.4 million

(1)	Return on tangible common equity excludes goodwill and other intangible assets and is a non-GAAP measurement. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.
(2)	Core figures exclude non-core items and are non-GAAP measurements. Adjusted pre-tax, pre-provision earnings excludes provision for income taxes, provisions for credit losses and unfunded commitments, gains on sales of securities, and other pre-tax, non-core items, and is also a non-GAAP measurement. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.
(3)	Efficiency ratio is core non-interest expense before foreclosed property expense and amortization of intangibles, as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items, and is a non-GAAP measurement. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsbank.com

Loans

($ in billions)	1st Qtr 2021	4th Qtr 2020	1st Qtr 2020
Total loans	$12.20	$12.90	$14.37

Total loans were $12.2 billion at March 31, 2021, a decrease of $705.0 million on a linked-quarter basis. Of this decrease, $228.7 million was related to declines in seasonal credit card and agricultural portfolios ($33.4 million), Paycheck Protection Program (“PPP”) loans ($107.1 million) and mortgage warehouse line of credit ($88.2 million). The remaining decrease was related in significant part to planned loan payoffs, normal paydowns and weakened loan demand as a result of the economic uncertainty stemming from the COVID-19 pandemic.

Loan demand appears to be recovering going into the second quarter of 2021. The Company’s total loan pipeline consisting of all loan opportunities was $1.2 billion at March 31, 2021 compared to $674 million at December 31, 2020. Loans approved and ready to close were $284 million as of March 31, 2021.

As of March 31, 2021, the Company had $797.6 million in loans outstanding under the PPP. The change in the total PPP loan balance during the first quarter of 2021 was as follows:

($ in millions)	PPP Round 1	PPP Round 2	Total PPP Loans
Beginning balance, January 1, 2021	$904.7	$ -	$904.7
PPP loan originations	-	227.9	227.9
PPP loan forgiveness and repayments	(335.0)	-	(335.0)
Ending balance, March 31, 2021	$569.7	$227.9	$797.6

Deposits

($ in billions)	1st Qtr 2021	4th Qtr 2020	1st Qtr 2020
Total deposits	$18.2	$17.0	$15.6
Non-interest bearing deposits	$4.9	$4.5	$3.6
Interest bearing deposits	$10.3	$9.7	$8.8
Time deposits	$3.0	$2.8	$3.2

Total deposits were $18.2 billion at March 31, 2021, representing increases of $2.6 billion, or 16.9%, since March 31, 2020 and $1.2 billion, or 7.1% since last quarter. The increase in deposit balances was driven in significant part by multiple rounds of economic stimulus legislation and changes in customer spending as a result of the ongoing COVID-19 pandemic. Trends affected by the increasing customer cash balances are paydowns on loans, decreased loan demand, reduced credit card balances and fewer overdraft activities.

Net Interest Income

	1st Qtr 2021	4th Qtr 2020	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020
Loan yield (1)	4.75%	4.74%	4.54%	4.84%	5.19%
Core loan yield (1) (2)	4.53%	4.47%	4.29%	4.52%	4.86%
Security yield (1)	2.36%	2.48%	2.60%	2.50%	2.63%
Cost of interest bearing deposits	0.41%	0.47%	0.54%	0.59%	1.03%
Cost of deposits (3)	0.30%	0.34%	0.39%	0.44%	0.80%
Cost of borrowed funds	1.91%	1.88%	1.85%	1.84%	2.06%
Net interest margin (1)	2.99%	3.22%	3.21%	3.42%	3.68%
Core net interest margin (1) (2)	2.86%	3.04%	3.02%	3.18%	3.42%

(1)	Fully tax equivalent using an effective tax rate of 26.135%.
(2)	Core loan yield and core net interest margin exclude accretion and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.
(3)	Includes non-interest bearing deposits.

The Company’s net interest income for the first quarter of 2021 was $146.7 million, a decrease of $20.8 million, or 12.4%, from the same period in 2020. The decrease in net interest income was primarily due to the decline in the loan yield of 44 basis points and the lower average loan balance during the current period. This decrease was partially offset by the 50 basis point decline in the cost of deposits. Loan and deposits yields were impacted by the continuing low interest rate environment during the first quarter of 2021. Included in interest income was the yield accretion recognized on loans acquired of $6.6 million and $11.8 million for the first quarters of 2021 and 2020, respectively.

The loan yield essentially remained flat for the quarter ended March 31, 2021, compared to the fourth quarter of 2020 at 4.75%. The core loan yield, which excludes accretion on acquired loans, was 4.53%, an increase of 6 basis points for the same period. The yield on PPP loans was approximately 5.26% during the first quarter of 2021 (including accretion of net fees), which increased the Company’s overall loan yield by approximately 4 basis points.

Net interest margin (FTE) was 2.99% for the quarter ended March 31, 2021, while core net interest margin, which excludes the accretion, was 2.86% for the same period. The decline in the net interest margin during the first quarter of 2021 was primarily due to an $804 million increase in average cash and cash equivalents. The Company added $1.1 billion to its average investment security portfolio balance during the quarter. The net interest margin during the first quarter of 2021 was affected by additional liquidity and the PPP loans, which decreased the net interest margin by approximately 35 basis points.

Non-Interest Income

Non-interest income for the first quarter of 2021 was $51.9 million, a decrease of $30.5 million compared to the same period in the previous year. The decline in non-interest income was primarily related to the incremental gains on the sale of securities recognized during the first quarter of last year. During the first quarter of 2020, the Company sold approximately $1.0 billion in securities resulting in a gain of $30.1 million, to begin creating additional liquidity in response to the unfolding COVID-19 pandemic. During the first quarter of 2021, the Company generated a gain of $5.5 million on sales of securities.

Debit and credit card fees for the first quarter of 2021 were $9.0 million, an increase of $1.1 million, or 13.3%, compared to the first quarter of 2020. Makris stated, “This increase appears to highlight new consumer habits and the effects of the government economic impact payments.”

Selected Non-Interest Income Items ($ in millions)	1st Qtr 2021	4th Qtr 2020	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020
Service charges on deposit accounts	$9.7	$10.8	$10.4	$8.6	$13.3
Mortgage lending income	$6.4	$3.0	$14.0	$12.5	$5.0
SBA lending income	$0.2	$0.5	$0.3	$0.2	$0.3
Debit and credit card fees	$9.0	$8.7	$8.9	$8.0	$7.9
Gain on sale of securities	$5.5	-	$22.3	$0.4	$32.1
Other income	$10.3	$10.6	$5.4	$9.8	$12.8

Core other income (1)	$4.8	$10.3	$5.0	$7.6	$6.9

(1)	Core figures exclude non-core items and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

Non-Interest Expense

Non-interest expense for the first quarter of 2021 was $115.4 million, a decrease of $13.5 million compared to the first quarter of 2020. Included in this quarter were $858,000 of pre-tax non-core items for merger-related expenses and branch right-sizing costs. Excluding these expenses, core non-interest expense was $114.5 million for the first quarter of 2021, a decrease of $13.0 million compared to the same period in 2020. The decrease in other operating expenses is related to the realization of expected synergies from the continuous evaluation of the Company’s branch network and the branch sales and closures that began in 2020 and have continued in 2021.

The efficiency ratio for the first quarter of 2021 was 57.77% compared to 57.79% for the same period in 2020.

Selected Non-Interest Expense Items ($ in millions)	1st Qtr 2021	4th Qtr 2020	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020
Salaries and employee benefits	$60.3	$55.8	$61.1	$57.6	$67.9
Merger related costs	$0.2	$0.7	$0.9	$1.8	$1.1
Other operating expenses	$38.4	$54.3	$38.2	$39.7	$41.8

Core salaries and employee benefits(1)	$60.3	$55.6	$58.7	$57.2	$67.9
Core merger related costs(1)	-	-	-	-	-
Core other operating expenses(1)	$38.2	$44.1	$38.2	$38.0	$41.6

(1)	Core figures exclude non-core items and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

Asset Quality

($ in millions)	1st Qtr 2021	4th Qtr 2020	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020
Allowance for credit losses on loans to total loans	1.93%	1.85%	1.77%	1.59%	1.69%
Allowance for credit losses on loans to non-performing loans	204%	193%	148%	176%	155%
Non-performing loans to total loans	0.95%	0.96%	1.20%	0.90%	1.09%
Net charge-off ratio (annualized)	0.10%	0.52%	0.16%	1.04%	0.07%
Net charge-off ratio YTD (annualized)	0.10%	0.45%	0.43%	0.56%	0.07%

Total non-performing loans	$115.5	$123.5	$167.9	$131.9	$157.0
Total other non-performing assets	$12.4	$20.4	$14.6	$16.1	$23.0

At March 31, 2021, the allowance for credit losses was $235.1 million. Total non-performing assets at March 31, 2021 decreased $52.1 million from the first quarter of 2020 and decreased $16.0 million from year end. Provision for credit losses for the first quarter of 2021 was $1.4 million, a decrease of $5.5 million, or 79.2%, from the previous quarter.

Foreclosed Assets and Other Real Estate Owned

At March 31, 2021, foreclosed assets and other real estate owned were $11.2 million, a decrease of $9.6 million, or 46.3%, compared to the same period in 2020 and a decrease of $7.2 million, or 39.3% from December 31, 2020. The composition of these assets is divided into three types:

($ in millions)	1st Qtr 2021	4th Qtr 2020	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020
Closed bank branches and branch sites	$0.5	$0.6	$0.6	$2.7	$8.8
Foreclosed assets – acquired	$7.7	$15.3	$9.3	$9.2	$9.2
Foreclosed assets – legacy	$3.0	$2.5	$2.7	$2.2	$2.8

Capital

	1st Qtr 2021	4th Qtr 2020	3rd Qtr 2020	2nd Qtr 2020	1st Qtr 2020
Stockholders’ equity to total assets	12.6%	13.3%	13.7%	13.3%	13.7%
Tangible common equity to tangible assets (1)	7.9%	8.5%	8.7%	8.3%	8.4%
Regulatory common equity tier 1 ratio	14.1%	13.4%	12.6%	11.9%	11.1%
Regulatory tier 1 leverage ratio	9.0%	9.1%	9.1%	8.8%	9.0%
Regulatory tier 1 risk-based capital ratio	14.1%	13.4%	12.6%	11.9%	11.1%
Regulatory total risk-based capital ratio	17.5%	16.8%	15.8%	14.9%	14.1%

(1)	Tangible common equity to tangible assets is a non-GAAP measurement. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

At March 31, 2021, common stockholders' equity was $2.9 billion. Book value per share was $27.04 and tangible book value per share was $16.13 at March 31, 2021, compared to $27.53 and $16.56, respectively, at December 31, 2020. The ratio of stockholders’ equity to total assets was 12.6% at March 31, 2021, compared to 13.3% at December 31, 2020, while tangible common equity to tangible assets was 7.9% at March 31, 2021, compared to 8.5% at the previous year-end.

During the first quarter of 2021, the Company repurchased approximately 131,000 shares of its common stock at an average price per share of $23.53. Market conditions and capital needs will drive the decisions regarding additional, future stock repurchases.

Simmons First National Corporation

Simmons First National Corporation is a financial holding company headquartered in Pine Bluff, Arkansas, with total consolidated assets of approximately $23.3 billion as of March 31, 2021. The Company, through its subsidiaries, conducts financial operations in Arkansas, Kansas, Missouri, Oklahoma, Tennessee and Texas and offers comprehensive financial solutions delivered with a client-centric approach. The Company’s common stock is listed on the NASDAQ Global Select Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 9:00 a.m. CDT today, Tuesday, April 20, 2021. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 1443639. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsbank.com for at least 60 days.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from income available to common shareholders, non-interest income, and non-interest expense certain income and expenses related to significant non-core activities, including merger-related expenses, gain on sale of branches, early retirement program expenses and net branch right-sizing expenses. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets. The Company further presents certain figures that are exclusive of the impact of PPP loans. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, as well as normalize for tax effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s core businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Some of the statements in this news release may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including, without limitation, statements made in Mr. Makris’s quotes, may be identified by reference to future periods or by the use of forward-looking terminology, such as “believe,” “budget,” “expect,” “foresee,” “anticipate,” “intend,” “indicate,” “target,” “estimate,” “plan,” “project,” “continue,” “contemplate,” “positions,” “prospects,” “predict,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to Simmons’ future growth, lending capacity and lending activity, revenue, assets, asset quality, profitability, net interest margin, non-interest revenue, share repurchase program, acquisition strategy, digital banking initiatives, the Company’s ability to recruit and retain key employees, the benefits associated with the Company’s early retirement program, branch closures and branch sales, the adequacy of the allowance for credit losses, the ability of the Company to manage the impact of the COVID-19 pandemic, and the impacts of the Company’s and its customers participation in the PPP. Any forward-looking statement speaks only as of the date of this news release, and Simmons undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements are based on various assumptions and involve inherent risk and uncertainties. Various factors, including, but not limited to, changes in economic conditions, credit quality, interest rates, loan demand, deposit flows, real estate values, the assumptions used in making the forward-looking statements, the securities markets generally or the price of Simmons common stock specifically, and information technology affecting the financial industry; the effect of steps the Company takes and has taken in response to the COVID-19 pandemic; the severity and duration of the pandemic, including the effectiveness of vaccination efforts; the pace of recovery when the pandemic subsides and the heightened impact it has on many of the risks described herein; the effects of the COVID-19 pandemic on, among other things, the Company’s operations, liquidity, and credit quality; general economic and market conditions; unemployment; claims, damages, and fines related to litigation or government actions, including litigation or actions arising from the Company’s participation in and administration of programs related to the COVID-19 pandemic (including, among other things, the PPP loan program authorized by the Coronavirus Aid, Relief and Economic Security Act); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); the Company’s ability to manage and successfully integrate its mergers and acquisitions; cyber threats, attacks or events; reliance on third parties for key services; government legislation; and other factors, many of which are beyond the control of the Company, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect the Company’s financial results is included in the Company’s Form 10-K for the year ended December 31, 2020, which has been filed with, and is available from, the U.S. Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

Stephen C. Massanelli

EVP, Chief Administrative Officer

Simmons First National Corporation

steve.massanelli@simmonsbank.com

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$227,713	$217,499	$382,691	$234,998	$244,123
Interest bearing balances due from banks and federal funds sold	3,677,750	3,254,653	2,139,440	2,310,162	1,493,076
Cash and cash equivalents	3,905,463	3,472,152	2,522,131	2,545,160	1,737,199
Interest bearing balances due from banks - time	1,334	1,579	4,061	4,561	4,309
Investment securities - held-to-maturity	609,500	333,031	47,102	51,720	53,968
Investment securities - available-for-sale	4,528,348	3,473,598	2,607,288	2,496,896	2,466,640
Mortgage loans held for sale	63,655	137,378	192,729	120,034	49,984
Other assets held for sale	100	100	389	399	115,315
Loans:
Loans	12,195,873	12,900,897	14,017,442	14,606,900	14,374,277
Allowance for credit losses on loans	(235,116)	(238,050)	(248,251)	(231,643)	(243,195)
Net loans	11,960,757	12,662,847	13,769,191	14,375,257	14,131,082
Premises and equipment	427,540	441,692	470,491	478,896	484,990
Premises held for sale	13,613	15,008	4,486	4,576	-
Foreclosed assets and other real estate owned	11,168	18,393	12,590	14,111	20,805
Interest receivable	71,359	72,597	77,352	79,772	57,039
Bank owned life insurance	257,152	255,630	257,718	256,643	255,197
Goodwill	1,075,305	1,075,305	1,075,305	1,064,765	1,064,978
Other intangible assets	107,091	111,110	114,460	117,823	121,673
Other assets	315,732	289,332	282,102	293,071	278,173
Total assets	$23,348,117	$22,359,752	$21,437,395	$21,903,684	$20,841,352

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$4,884,667	$4,482,091	$4,451,385	$4,608,098	$3,572,244
Interest bearing transaction accounts and savings deposits	10,279,997	9,672,608	8,993,255	8,978,045	8,840,678
Time deposits	3,024,724	2,832,327	2,802,007	3,029,975	3,146,811
Total deposits	18,189,388	16,987,026	16,246,647	16,616,118	15,559,733
Federal funds purchased and securities sold under agreements to repurchase	323,053	299,111	313,694	387,025	377,859
Other borrowings	1,340,467	1,342,067	1,342,769	1,393,689	1,396,829
Subordinated notes and debentures	383,008	382,874	382,739	382,604	388,396
Other liabilities held for sale	-	154,620	-	-	58,405
Accrued interest and other liabilities	181,426	217,398	209,305	219,545	214,730
Total liabilities	20,417,342	19,383,096	18,495,154	18,998,981	17,995,952

Stockholders' equity:
Preferred stock	767	767	767	767	767
Common stock	1,083	1,081	1,090	1,090	1,090
Surplus	2,017,188	2,014,076	2,032,372	2,029,383	2,026,420
Undivided profits	948,913	901,006	866,503	819,153	778,893
Accumulated other comprehensive income (loss):
Unrealized (depreciation) accretion on AFS securities	(37,176)	59,726	41,509	54,310	38,230
Total stockholders' equity	2,930,775	2,976,656	2,942,241	2,904,703	2,845,400
Total liabilities and stockholders' equity	$23,348,117	$22,359,752	$21,437,395	$21,903,684	$20,841,352

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands, except per share data)
INTEREST INCOME
Loans (including fees)	$146,424	$160,115	$163,180	$176,910	$187,566
Interest bearing balances due from banks and federal funds sold	798	716	623	603	2,441
Investment securities	21,573	17,207	14,910	13,473	18,943
Mortgage loans held for sale	639	1,070	1,012	668	281
TOTAL INTEREST INCOME	169,434	179,108	179,725	191,654	209,231
INTEREST EXPENSE
Time deposits	7,091	7,835	9,437	10,803	13,323
Other deposits	6,088	6,536	6,769	7,203	17,954
Federal funds purchased and securities sold under agreements to repurchase	245	284	335	337	759
Other borrowings	4,802	4,869	4,943	4,963	4,877
Subordinated notes and debentures	4,527	4,624	4,631	4,667	4,835
TOTAL INTEREST EXPENSE	22,753	24,148	26,115	27,973	41,748
NET INTEREST INCOME	146,681	154,960	153,610	163,681	167,483
Provision for credit losses	1,445	6,943	22,981	21,915	23,134
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	145,236	148,017	130,629	141,766	144,349
NON-INTEREST INCOME
Trust income	6,666	6,557	6,744	7,253	7,151
Service charges on deposit accounts	9,715	10,799	10,385	8,570	13,328
Other service charges and fees	1,922	1,783	1,764	1,489	1,588
Mortgage lending income	6,447	2,993	13,971	12,459	5,046
SBA lending income	240	484	304	245	296
Investment banking income	695	676	557	571	877
Debit and credit card fees	8,964	8,710	8,850	7,996	7,914
Bank owned life insurance income	1,523	1,481	1,591	1,445	1,298
Gain on sale of securities, net	5,471	16	22,305	390	32,095
Other income	10,260	10,557	5,380	9,809	12,801
TOTAL NON-INTEREST INCOME	51,903	44,056	71,851	50,227	82,394
NON-INTEREST EXPENSE
Salaries and employee benefits	60,340	55,762	61,144	57,644	67,924
Occupancy expense, net	9,300	9,182	9,647	9,217	9,510
Furniture and equipment expense	5,415	5,940	6,231	6,144	5,723
Other real estate and foreclosure expense	343	551	602	274	325
Deposit insurance	1,308	1,627	2,244	2,838	2,475
Merger-related costs	233	731	902	1,830	1,068
Other operating expenses	38,417	54,342	38,179	39,651	41,788
TOTAL NON-INTEREST EXPENSE	115,356	128,135	118,949	117,598	128,813
NET INCOME BEFORE INCOME TAXES	81,783	63,938	83,531	74,395	97,930
Provision for income taxes	14,363	10,970	17,633	15,593	20,694
NET INCOME	67,420	52,968	65,898	58,802	77,236
Preferred stock dividends	13	13	13	13	13
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$67,407	$52,955	$65,885	$58,789	$77,223
BASIC EARNINGS PER SHARE	$0.62	$0.49	$0.60	$0.54	$0.68
DILUTED EARNINGS PER SHARE	$0.62	$0.49	$0.60	$0.54	$0.68

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands)
Tier 1 capital
Stockholders' equity	$2,930,775	$2,976,656	$2,942,241	$2,904,703	$2,845,400
CECL transition provision (1)	131,637	131,430	134,798	130,480	134,558
Disallowed intangible assets, net of deferred tax	(1,159,720)	(1,163,797)	(1,167,357)	(1,160,385)	(1,164,038)
Unrealized loss (gain) on AFS securities	37,176	(59,726)	(41,509)	(54,310)	(38,230)
Total Tier 1 capital	1,939,868	1,884,563	1,868,173	1,820,488	1,777,690

Tier 2 capital
Trust preferred securities and subordinated debt	383,008	382,874	382,739	382,604	388,396
Qualifying allowance for loan losses and reserve for unfunded commitments	87,251	89,546	96,734	83,780	96,015
Total Tier 2 capital	470,259	472,420	479,473	466,384	484,411
Total risk-based capital	$2,410,127	$2,356,983	$2,347,646	$2,286,872	$2,262,101

Risk weighted assets	$13,771,244	$14,048,608	$14,878,932	$15,362,175	$16,012,233

Adjusted average assets for leverage ratio	$21,668,406	$20,765,127	$20,652,454	$20,742,824	$19,832,219

Ratios at end of quarter
Equity to assets	12.55%	13.31%	13.72%	13.26%	13.65%
Tangible common equity to tangible assets (2)	7.88%	8.45%	8.65%	8.31%	8.44%
Common equity Tier 1 ratio (CET1)	14.08%	13.41%	12.55%	11.85%	11.10%
Tier 1 leverage ratio	8.95%	9.08%	9.05%	8.78%	8.96%
Tier 1 risk-based capital ratio	14.09%	13.41%	12.56%	11.85%	11.10%
Total risk-based capital ratio	17.50%	16.78%	15.78%	14.89%	14.13%

(1) The Company has elected to use the CECL transition provision allowed for in the year of adopting ASC 326.

(2) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Investment Securities
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands)
Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$77,396	$-	$-	$-	$-
Mortgage-backed securities	47,988	22,354	24,297	25,980	27,121
State and political subdivisions	484,116	310,109	21,930	24,777	25,985
Other securities	-	568	875	963	862
Total held-to-maturity (net of credit losses)	609,500	333,031	47,102	51,720	53,968
Available-for-Sale
U.S. Treasury	$600	$-	$-	$-	$424,989
U.S. Government agencies	487,679	477,237	471,973	210,921	161,289
Mortgage-backed securities	2,133,086	1,394,936	903,687	1,154,086	1,179,837
State and political subdivisions	1,571,910	1,470,723	1,133,006	1,054,068	678,243
Other securities	335,073	130,702	98,622	77,821	22,282
Total available-for-sale (net of credit losses)	4,528,348	3,473,598	2,607,288	2,496,896	2,466,640
Total investment securities (net of credit losses)	$5,137,848	$3,806,629	$2,654,390	$2,548,616	$2,520,608
Fair value - HTM investment securities	$597,694	$341,925	$49,064	$53,751	$55,714

Investment Securities - QTD Average
Taxable securities	$2,471,291	$1,757,234	$1,534,742	$1,642,083	$2,324,188
Tax exempt securities	1,919,919	1,528,127	1,155,099	866,944	900,223
Total investment securities - QTD average	$4,391,210	$3,285,361	$2,689,841	$2,509,027	$3,224,411

Simmons First National Corporation					SFNC
Consolidated Loans
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$175,458	$188,845	$180,848	$184,348	$188,596
Other consumer	172,965	202,379	182,768	214,024	267,870
Total consumer	348,423	391,224	363,616	398,372	456,466
Real Estate
Construction	1,451,841	1,596,255	1,853,360	2,010,256	2,024,118
Single-family residential	1,730,056	1,880,673	1,997,070	2,207,087	2,343,543
Other commercial real estate	5,638,010	5,746,863	6,132,823	6,316,444	6,466,104
Total real estate	8,819,907	9,223,791	9,983,253	10,533,787	10,833,765
Commercial
Commercial	2,444,700	2,574,386	2,907,798	3,038,216	2,314,472
Agricultural	155,921	175,905	241,687	217,715	191,535
Total commercial	2,600,621	2,750,291	3,149,485	3,255,931	2,506,007
Other	426,922	535,591	521,088	418,810	578,039
Total Loans	$12,195,873	$12,900,897	$14,017,442	$14,606,900	$14,374,277

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands)
Allowance for Credit Losses on Loans
Beginning balance, prior to adoption of ASC 326					$68,244
Impact of adopting ASC 326 (1)					$151,377
Beginning balance, after adoption of ASC 326	$238,050	$248,251	$231,641	$243,195	$219,621

Loans charged off
Credit cards	1,003	787	832	1,053	1,441
Other consumer	731	960	1,091	592	1,379
Real estate	1,687	10,415	1,153	1,824	396
Commercial	830	8,199	4,327	35,687	523
Total loans charged off	4,251	20,361	7,403	39,156	3,739

Recoveries of loans previously charged off
Credit cards	290	241	276	272	225
Other consumer	314	355	366	301	443
Real estate	403	431	120	253	101
Commercial	310	1,835	936	98	347
Total recoveries	1,317	2,862	1,698	924	1,116
Net loans charged off	2,934	17,499	5,705	38,232	2,623
Provision for credit losses on loans	-	7,298	22,315	26,678	26,197
Balance, end of quarter	$235,116	$238,050	$248,251	$231,641	$243,195

Non-performing assets
Non-performing loans
Nonaccrual loans	$114,856	$122,879	$167,713	$131,383	$155,863
Loans past due 90 days or more	635	578	174	494	1,160
Total non-performing loans	115,491	123,457	167,887	131,877	157,023
Other non-performing assets
Foreclosed assets and other real estate owned	11,168	18,393	12,590	14,111	20,805
Other non-performing assets	1,229	2,016	1,983	2,008	2,169
Total other non-performing assets	12,397	20,409	14,573	16,119	22,974
Total non-performing assets	$127,888	$143,866	$182,460	$147,996	$179,997
Performing TDRs (troubled debt restructurings)	$3,804	$3,138	$3,379	$3,960	$4,110

Ratios
Allowance for credit losses on loans to total loans	1.93%	1.85%	1.77%	1.59%	1.69%
Allowance for credit losses to non-performing loans	204%	193%	148%	176%	155%
Non-performing loans to total loans	0.95%	0.96%	1.20%	0.90%	1.09%
Non-performing assets (including performing TDRs) to total assets	0.56%	0.66%	0.87%	0.69%	0.88%
Non-performing assets to total assets	0.55%	0.64%	0.85%	0.68%	0.86%
Annualized net charge offs to total loans	0.10%	0.52%	0.16%	1.04%	0.07%
Annualized net credit card charge offs to total credit card loans	1.39%	1.15%	1.20%	1.67%	2.29%

(1) The Company adopted ASC 326.effective January 1, 2020.

Simmons First National Corporation									SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Mar 2021			Three Months Ended Dec 2020			Three Months Ended Mar 2020
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks and federal funds sold	$3,477,989	$798	0.09%	$2,651,938	$716	0.11%	$764,639	$2,441	1.28%
Investment securities - taxable	2,471,291	10,120	1.66%	1,757,234	7,720	1.75%	2,324,188	12,752	2.21%
Investment securities - non-taxable (FTE)	1,919,919	15,439	3.26%	1,528,127	12,778	3.33%	900,223	8,315	3.71%
Mortgage loans held for sale	97,409	639	2.66%	179,275	1,070	2.37%	43,588	281	2.59%
Loans - including fees (FTE)	12,518,300	146,601	4.75%	13,457,077	160,306	4.74%	14,548,853	187,747	5.19%
Total interest earning assets (FTE)	20,484,908	173,597	3.44%	19,573,651	182,590	3.71%	18,581,491	211,536	4.58%
Non-earning assets	2,253,913			2,278,443			2,338,732
Total assets	$22,738,821			$21,852,094			$20,920,223

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and savings accounts	$10,093,868	$6,088	0.24%	$9,389,570	$6,536	0.28%	$9,005,701	$17,954	0.80%
Time deposits	3,043,000	7,091	0.95%	2,823,166	7,835	1.10%	3,150,909	13,323	1.70%
Total interest bearing deposits	13,136,868	13,179	0.41%	12,212,736	14,371	0.47%	12,156,610	31,277	1.03%
Federal funds purchased and securities sold under agreement to repurchase	307,540	245	0.32%	340,333	284	0.33%	330,902	759	0.92%
Other borrowings	1,341,059	4,802	1.45%	1,342,403	4,869	1.44%	1,320,245	4,877	1.49%
Subordinated notes and debentures	382,943	4,527	4.79%	382,808	4,624	4.81%	388,330	4,835	5.01%
Total interest bearing liabilities	15,168,410	22,753	0.61%	14,278,280	24,148	0.67%	14,196,087	41,748	1.18%
Non-interest bearing liabilities:
Non-interest bearing deposits	4,419,136			4,413,168			3,602,678
Other liabilities	177,819			204,014			251,514
Total liabilities	19,765,365			18,895,462			18,050,279
Stockholders' equity	2,973,456			2,956,632			2,869,944
Total liabilities and stockholders' equity	$22,738,821			$21,852,094			$20,920,223
Net interest income (FTE)		$150,844			$158,442			$169,788
Net interest spread (FTE)			2.83%			3.04%			3.40%
Net interest margin (FTE) - quarter-to-date			2.99%			3.22%			3.68%

Net interest margin (FTE) - year-to-date			2.99%			3.38%			3.68%

Core net interest margin (FTE) - quarter-to-date (1)			2.86%			3.04%			3.42%
Core loan yield (FTE) - quarter-to-date (1)			4.53%			4.47%			4.86%

Core net interest margin (FTE) - year-to-date (1)			2.86%			3.16%			3.42%
Core loan yield (FTE) - year-to-date (1)			4.53%			4.54%			4.86%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$67,407	$52,955	$65,885	$58,789	$77,223
Diluted earnings per share	0.62	0.49	0.60	0.54	0.68
Return on average assets	1.20%	0.96%	1.20%	1.08%	1.48%
Return on average common equity	9.20%	7.13%	8.91%	8.21%	10.83%
Return on tangible common equity	15.85%	12.48%	15.45%	14.55%	19.00%
Net interest margin (FTE)	2.99%	3.22%	3.21%	3.42%	3.68%
FTE adjustment	4,163	3,482	2,864	2,350	2,305
Amortization of intangibles	3,344	3,351	3,362	3,369	3,413
Amortization of intangibles, net of taxes	2,470	2,475	2,483	2,489	2,521
Average diluted shares outstanding	108,655,293	108,888,264	109,207,294	109,130,866	113,137,223
Shares repurchased under plan	130,916	1,034,364	-	-	4,922,336
Average price of shares repurchased	23.53	19.36	-	-	18.96
Cash dividends declared per common share	0.18	0.17	0.17	0.17	0.17
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$63,995	$61,977	$68,338	$60,147	$73,838
Core diluted earnings per share (1)	0.59	0.57	0.63	0.55	0.65
Core net interest margin (FTE) (2)	2.86%	3.04%	3.02%	3.18%	3.42%
Accretable yield on acquired loans	6,630	8,999	8,948	11,723	11,837
Efficiency ratio (1)	57.77%	55.27%	54.12%	51.46%	57.79%
Core return on average assets (1)	1.14%	1.13%	1.25%	1.11%	1.42%
Core return on average common equity (1)	8.73%	8.34%	9.24%	8.40%	10.35%
Core return on tangible common equity (1)	15.08%	14.51%	16.00%	14.87%	18.19%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$67,407	$254,852	$201,897	$136,012	$77,223
Diluted earnings per share	0.62	2.31	1.83	1.22	0.68
Return on average assets	1.20%	1.18%	1.25%	1.28%	1.48%
Return on average common equity	9.20%	8.72%	9.27%	9.45%	10.83%
Return on tangible common equity	15.85%	15.25%	16.19%	16.57%	19.00%
Net interest margin (FTE)	2.99%	3.38%	3.43%	3.55%	3.68%
FTE adjustment	4,163	11,001	7,519	4,655	2,305
Amortization of intangibles	3,344	13,495	10,144	6,782	3,413
Amortization of intangibles, net of taxes	2,470	9,968	7,493	5,010	2,521
Average diluted shares outstanding	108,655,293	110,173,661	110,480,508	111,083,999	113,137,223
Cash dividends declared per common share	0.18	0.68	0.51	0.34	0.17
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$63,995	$264,300	$202,323	$133,985	$73,838
Core diluted earnings per share (1)	0.59	2.40	1.83	1.21	0.65
Core net interest margin (FTE) (2)	2.86%	3.16%	3.20%	3.30%	3.42%
Accretable yield on acquired loans	6,630	41,507	32,508	23,560	11,837
Efficiency ratio (1)	57.77%	54.66%	54.46%	54.62%	57.79%
Core return on average assets (1)	1.14%	1.22%	1.26%	1.26%	1.42%
Core return on average common equity (1)	8.73%	9.05%	9.29%	9.31%	10.35%
Core return on tangible common equity (1)	15.08%	15.79%	16.22%	16.33%	18.19%
END OF PERIOD
Book value per share	$27.04	$27.53	$26.98	$26.64	$26.11
Tangible book value per share	16.13	16.56	16.07	15.79	15.22
Shares outstanding	108,345,732	108,077,662	109,023,781	108,994,389	108,966,331
Full-time equivalent employees	2,962	2,923	2,904	2,939	3,079
Total number of financial centers	198	204	226	226	240

 (1) Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the  schedules accompanying this release.

 (2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in  the schedules accompanying this release.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Core Earnings - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$67,407	$52,955	$65,885	$58,789	$77,223
Non-core items
Gain on sale of branches	(5,477)	(275)	-	(2,204)	(5,889)
Merger-related costs	233	731	902	1,830	1,068
Early retirement program	-	62	2,346	493	-
Branch right-sizing (net)	625	11,696	72	1,721	238
Tax effect (1)	1,207	(3,192)	(867)	(482)	1,198
Net non-core items	(3,412)	9,022	2,453	1,358	(3,385)
Core earnings (non-GAAP)	$63,995	$61,977	$68,338	$60,147	$73,838

Diluted earnings per share	$0.62	$0.49	$0.60	$0.54	$0.68
Non-core items
Gain on sale of branches	(0.05)	-	-	(0.02)	(0.05)
Merger-related costs	-	-	0.01	0.02	0.01
Early retirement program	-	-	0.02	-	-
Branch right-sizing (net)	0.01	0.11	-	0.02	-
Tax effect (1)	0.01	(0.03)	-	(0.01)	0.01
Net non-core items	(0.03)	0.08	0.03	0.01	(0.03)
Core diluted earnings per share (non-GAAP)	$0.59	$0.57	$0.63	$0.55	$0.65
(1) Effective tax rate of 26.135%.

Reconciliation of Selected Non-Core Non-Interest Income and Expense Items (non-GAAP)

QUARTER-TO-DATE
Other income	$10,260	$10,557	$5,380	$9,809	$12,801
Non-core items (1)	(5,477)	(275)	(370)	(2,204)	(5,889)
Core other income (non-GAAP)	$4,783	$10,282	$5,010	$7,605	$6,912

Non-interest expense	$115,356	$128,135	$118,949	$117,598	$128,813
Non-core items (1)	(858)	(12,489)	(3,690)	(4,044)	(1,306)
Core non-interest expense (non-GAAP)	$114,498	$115,646	$115,259	$113,554	$127,507

Salaries and employee benefits	$60,340	$55,762	$61,144	$57,644	$67,924
Non-core items (1)	-	(144)	(2,448)	(493)	-
Core salaries and employee benefits (non-GAAP)	$60,340	$55,618	$58,696	$57,151	$67,924

Merger related costs	$233	$731	$902	$1,830	$1,068
Non-core items (1)	(233)	(731)	(902)	(1,830)	(1,068)
Core merger related costs (non-GAAP)	$-	$-	$-	$-	$-

Other operating expenses	$38,417	$54,342	$38,179	$39,651	$41,788
Non-core items (1)	(208)	(10,270)	(11)	(1,662)	(212)
Core other operating expenses (non-GAAP)	$38,209	$44,072	$38,168	$37,989	$41,576

 (1) Non-core items include gain on sale of branches, merger related costs, early retirement program expenses and branch right-sizing costs.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Core Earnings - Year-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands, except per share data)
YEAR-TO-DATE
Net Income	$67,407	$254,852	$201,897	$136,012	$77,223
Non-core items
Gain on sale of branches	(5,477)	(8,368)	(8,093)	(8,093)	(5,889)
Merger-related costs	233	4,531	3,800	2,898	1,068
Early retirement program	-	2,901	2,839	493	-
Branch right-sizing (net)	625	13,727	2,031	1,959	238
Tax effect (1)	1,207	(3,343)	(151)	716	1,198
Net non-core items	(3,412)	9,448	426	(2,027)	(3,385)
Core earnings (non-GAAP)	$63,995	$264,300	$202,323	$133,985	$73,838

Diluted earnings per share	$0.62	$2.31	$1.83	$1.22	$0.68
Non-core items
Gain on sale of branches	(0.05)	(0.07)	(0.07)	(0.07)	(0.05)
Merger-related costs	-	0.04	0.03	0.03	0.01
Early retirement program	-	0.03	0.02	-	-
Branch right-sizing (net)	0.01	0.12	0.02	0.02	-
Tax effect (1)	0.01	(0.03)	-	0.01	0.01
Net non-core items	(0.03)	0.09	-	(0.01)	(0.03)
Core diluted earnings per share (non-GAAP)	$0.59	$2.40	$1.83	$1.21	$0.65

(1) Effective tax rate of 26.135%.

Reconciliation of Selected Non-Core Non-Interest Income and Expense Items (non-GAAP)

YEAR-TO-DATE
Other income	$10,260	$38,547	$27,990	$22,610	$12,801
Non-core items (1)	(5,477)	(8,738)	(8,463)	(8,093)	(5,889)
Core other income (non-GAAP)	$4,783	$29,809	$19,527	$14,517	$6,912

Non-interest expense	$115,356	$493,495	$365,360	$246,411	$128,813
Non-core items (1)	(858)	(21,529)	(9,040)	(5,350)	(1,306)
Core non-interest expense (non-GAAP)	$114,498	$471,966	$356,320	$241,061	$127,507

Salaries and employee benefits	$60,340	$242,474	$186,712	$125,568	$67,924
Non-core items (1)	-	(3,085)	(2,941)	(493)	-
Core salaries and employee benefits (non-GAAP)	$60,340	$239,389	$183,771	$125,075	$67,924

Merger related costs	$233	$4,531	$3,800	$2,898	$1,068
Non-core items (1)	(233)	(4,531)	(3,800)	(2,898)	(1,068)
Core merger related costs (non-GAAP)	$-	$-	$-	$-	$-

Other operating expenses	$38,417	$173,960	$119,618	$81,439	$41,788
Non-core items (1)	(208)	(12,155)	(1,885)	(1,874)	(212)
Core other operating expenses (non-GAAP)	$38,209	$161,805	$117,733	$79,565	$41,576

(1) Non-core items include gain on sale of branches, merger related costs, early retirement program expenses and branch right-sizing costs.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total common stockholders' equity	$2,930,008	$2,975,889	$2,941,474	$2,903,936	$2,844,633
Intangible assets:
Goodwill	(1,075,305)	(1,075,305)	(1,075,305)	(1,064,765)	(1,064,978)
Other intangible assets	(107,091)	(111,110)	(114,460)	(117,823)	(121,673)
Total intangibles	(1,182,396)	(1,186,415)	(1,189,765)	(1,182,588)	(1,186,651)
Tangible common stockholders' equity	$1,747,612	$1,789,474	$1,751,709	$1,721,348	$1,657,982

Total assets	$23,348,117	$22,359,752	$21,437,395	$21,903,684	$20,841,352
Intangible assets:
Goodwill	(1,075,305)	(1,075,305)	(1,075,305)	(1,064,765)	(1,064,978)
Other intangible assets	(107,091)	(111,110)	(114,460)	(117,823)	(121,673)
Total intangibles	(1,182,396)	(1,186,415)	(1,189,765)	(1,182,588)	(1,186,651)
Tangible assets	$22,165,721	$21,173,337	$20,247,630	$20,721,096	$19,654,701

Paycheck protection program ("PPP") loans	(797,629)	(904,673)	(970,488)	(963,712)
Total assets excluding PPP loans	$22,550,488	$21,455,079	$20,466,907	$20,939,972
Tangible assets excluding PPP loans	$21,368,092	$20,268,664	$19,277,142	$19,757,384

Ratio of equity to assets	12.55%	13.31%	13.72%	13.26%	13.65%
Ratio of equity to assets excluding PPP loans	13.00%	13.87%	14.38%	13.87%
Ratio of tangible common equity to tangible assets	7.88%	8.45%	8.65%	8.31%	8.44%
Ratio of tangible common equity to tangible assets excluding PPP loans	8.18%	8.83%	9.09%	8.71%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$2,930,008	$2,975,889	$2,941,474	$2,903,936	$2,844,633
Intangible assets:
Goodwill	(1,075,305)	(1,075,305)	(1,075,305)	(1,064,765)	(1,064,978)
Other intangible assets	(107,091)	(111,110)	(114,460)	(117,823)	(121,673)
Total intangibles	(1,182,396)	(1,186,415)	(1,189,765)	(1,182,588)	(1,186,651)
Tangible common stockholders' equity	$1,747,612	$1,789,474	$1,751,709	$1,721,348	$1,657,982
Shares of common stock outstanding	108,345,732	108,077,662	109,023,781	108,994,389	108,966,331
Book value per common share	$27.04	$27.53	$26.98	$26.64	$26.11
Tangible book value per common share	$16.13	$16.56	$16.07	$15.79	$15.22

Calculation of Regulatory Tier 1 Leverage Ratio Excluding Average PPP Loans

Total Tier 1 capital	$1,939,868	$1,884,563	$1,868,173	$1,820,488

Adjusted average assets for leverage ratio	$21,668,406	$20,765,127	$20,652,454	$20,742,824
Average PPP loans	(891,070)	(937,544)	(967,152)	(645,172)
Adjusted average assets excluding average PPP loans	$20,777,336	$19,827,583	$19,685,302	$20,097,652

Tier 1 leverage ratio	8.95%	9.08%	9.05%	8.78%
Tier 1 leverage ratio excluding average PPP loans	9.34%	9.50%	9.49%	9.06%

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$67,407	$52,955	$65,885	$58,789	$77,223
Net non-core items, net of taxes, adjustment	(3,412)	9,022	2,453	1,358	(3,385)
Core earnings	$63,995	$61,977	$68,338	$60,147	$73,838

Average total assets	$22,738,821	$21,852,094	$21,765,321	$21,822,273	$20,920,223

Return on average assets	1.20%	0.96%	1.20%	1.08%	1.48%
Core return on average assets	1.14%	1.13%	1.25%	1.11%	1.42%

Calculation of Return on Tangible Common Equity

Net income	$67,407	$52,955	$65,885	$58,789	$77,223
Amortization of intangibles, net of taxes	2,470	2,475	2,483	2,489	2,521
Total income available to common stockholders	$69,877	$55,430	$68,368	$61,278	$79,744

Net non-core items, net of taxes	(3,412)	9,022	2,453	1,358	(3,385)
Core earnings	63,995	61,977	68,338	60,147	73,838
Amortization of intangibles, net of taxes	2,470	2,475	2,483	2,489	2,521
Total core income available to common stockholders	$66,465	$64,452	$70,821	$62,636	$76,359

Average common stockholders' equity	$2,972,689	$2,955,865	$2,942,045	$2,879,337	$2,869,177
Average intangible assets:
Goodwill	(1,075,305)	(1,075,305)	(1,064,893)	(1,064,955)	(1,055,498)
Other intangibles	(109,850)	(113,098)	(116,385)	(120,111)	(125,746)
Total average intangibles	(1,185,155)	(1,188,403)	(1,181,278)	(1,185,066)	(1,181,244)
Average tangible common stockholders' equity	$1,787,534	$1,767,462	$1,760,767	$1,694,271	$1,687,933

Return on average common equity	9.20%	7.13%	8.91%	8.21%	10.83%
Return on tangible common equity	15.85%	12.48%	15.45%	14.55%	19.00%
Core return on average common equity	8.73%	8.34%	9.24%	8.40%	10.35%
Core return on tangible common equity	15.08%	14.51%	16.00%	14.87%	18.19%

Calculation of Efficiency Ratio (1)

Non-interest expense	$115,356	$128,135	$118,949	$117,598	$128,813
Non-core non-interest expense adjustment	(858)	(12,489)	(3,690)	(4,044)	(1,306)
Other real estate and foreclosure expense adjustment	(343)	(545)	(600)	(242)	(319)
Amortization of intangibles adjustment	(3,344)	(3,351)	(3,362)	(3,369)	(3,413)
Efficiency ratio numerator	$110,811	$111,750	$111,297	$109,943	$123,775

Net-interest income	$146,681	$154,960	$153,610	$163,681	$167,483
Non-interest income	51,903	44,056	71,851	50,227	82,394
Non-core non-interest income adjustment	(5,477)	(275)	(370)	(2,204)	(5,889)
Fully tax-equivalent adjustment (effective tax rate of 26.135%)	4,163	3,482	2,864	2,350	2,305
Gain on sale of securities	(5,471)	(16)	(22,305)	(390)	(32,095)
Efficiency ratio denominator	$191,799	$202,207	$205,650	$213,664	$214,198

Efficiency ratio (1)	57.77%	55.27%	54.12%	51.46%	57.79%

(1) Efficiency ratio is core non-interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date (continued)
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands)
Calculation of Core Net Interest Margin

Net interest income	$146,681	$154,960	$153,610	$163,681	$167,483
Fully tax-equivalent adjustment (effective tax rate of 26.135%)	4,163	3,482	2,864	2,350	2,305
Fully tax-equivalent net interest income	150,844	158,442	156,474	166,031	169,788

Total accretable yield	(6,630)	(8,999)	(8,948)	(11,723)	(11,837)
Core net interest income	$144,214	$149,443	$147,526	$154,308	$157,951

PPP loan and additional liquidity interest income	(12,257)	(6,983)	(6,131)	$(5,623)
Net interest income adjusted for PPP loans and liquidity	$138,587	$151,459	$150,343	$160,408

Average earning assets	$20,484,908	$19,573,651	$19,415,314	$19,517,475	$18,581,491
Average PPP loan balance and additional liquidity	(3,617,567)	(2,837,125)	(2,359,928)	$(2,071,411)
Average earning assets adjusted for PPP loans and liquidity	$16,867,341	$16,736,526	$17,055,386	$17,446,064

Net interest margin	2.99%	3.22%	3.21%	3.42%	3.68%
Core net interest margin	2.86%	3.04%	3.02%	3.18%	3.42%
Net interest margin adjusted for PPP loans and liquidity	3.33%	3.60%	3.51%	3.70%

Calculation of Core Loan Yield

Loan interest income (FTE)	$146,601	$160,306	$163,379	$177,168	$187,566
Total accretable yield	(6,630)	(8,999)	(8,948)	(11,723)	(11,837)
Core loan interest income	$139,971	$151,307	$154,431	$165,445	$175,729
PPP loan interest income	(11,652)	(6,457)	(5,782)	$(3,733)
Core loan interest income without PPP loans	$128,319	$144,850	$148,649	$161,712

Average loan balance	$12,518,300	$13,457,077	$14,315,014	$14,731,306	$14,548,853
Average PPP loan balance	(891,070)	(937,544)	(967,152)	$(645,172)
Average loan balance without PPP loans	$11,627,230	$12,519,533	$13,347,862	$14,086,134

Core loan yield	4.53%	4.47%	4.29%	4.52%	4.86%
Core loan yield without PPP loans	4.48%	4.60%	4.43%	4.62%

Calculation of Adjusted Pre-Tax, Pre-Provision (PTPP) Earnings

Net income available to common stockholders	$67,407	$52,955	$65,885	$58,789	$77,223
Provision for income taxes	14,363	10,970	17,633	15,593	20,694
Provision for credit losses (including provision for unfunded commitments)	1,445	6,943	22,981	21,915	23,134
(Gain) loss on sale of securities	(5,471)	(16)	(22,305)	(390)	(32,095)
Net pre-tax non-core items	(4,619)	12,214	3,320	1,840	(4,583)
Adjusted Pre-tax, pre-provision (PTPP) earnings	$73,125	$83,066	$87,514	$97,747	$84,373

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$67,407	$254,852	$201,897	$136,012	$77,223
Net non-core items, net of taxes, adjustment	(3,412)	9,448	426	(2,027)	(3,385)
Core earnings	$63,995	$264,300	$202,323	$133,985	$73,838

Average total assets	$22,738,821	$21,590,745	$21,503,564	$21,371,248	$20,920,223

Return on average assets	1.20%	1.18%	1.25%	1.28%	1.48%
Core return on average assets	1.14%	1.22%	1.26%	1.26%	1.42%

Calculation of Return on Tangible Common Equity

Net income	$67,407	$254,852	$201,897	$136,012	$77,223
Amortization of intangibles, net of taxes	2,470	9,968	7,493	5,010	2,521
Total income available to common stockholders	$69,877	$264,820	$209,390	$141,022	$79,744

Net non-core items, net of taxes	(3,412)	9,448	426	(2,027)	(3,385)
Core earnings	63,995	264,300	202,323	133,985	73,838
Amortization of intangibles, net of taxes	2,470	9,968	7,493	5,010	2,521
Total core income available to common stockholders	$66,465	$274,268	$209,816	$138,995	$76,359

Average common stockholders' equity	$2,972,689	$2,921,039	$2,910,366	$2,894,351	$2,869,177
Average intangible assets:
Goodwill	(1,075,305)	(1,065,190)	(1,061,793)	(1,060,226)	(1,055,498)
Other intangibles	(109,850)	(118,812)	(120,731)	(122,928)	(125,746)
Total average intangibles	(1,185,155)	(1,184,002)	(1,182,524)	(1,183,154)	(1,181,244)
Average tangible common stockholders' equity	$1,787,534	$1,737,037	$1,727,842	$1,711,197	$1,687,933

Return on average common equity	9.20%	8.72%	9.27%	9.45%	10.83%
Return on tangible common equity	15.85%	15.25%	16.19%	16.57%	19.00%
Core return on average common equity	8.73%	9.05%	9.29%	9.31%	10.35%
Core return on tangible common equity	15.08%	15.79%	16.22%	16.33%	18.19%

Calculation of Efficiency Ratio (1)

Non-interest expense	$115,356	$493,495	$365,360	$246,411	$128,813
Non-core non-interest expense adjustment	(858)	(21,529)	(9,040)	(5,350)	(1,306)
Other real estate and foreclosure expense adjustment	(343)	(1,706)	(1,161)	(561)	(319)
Amortization of intangibles adjustment	(3,344)	(13,495)	(10,144)	(6,782)	(3,413)
Efficiency ratio numerator	$110,811	$456,765	$345,015	$233,718	$123,775

Net-interest income	$146,681	$639,734	$484,774	$331,164	$167,483
Non-interest income	51,903	248,528	204,472	132,621	82,394
Non-core non-interest income adjustment	(5,477)	(8,738)	(8,463)	(8,093)	(5,889)
Fully tax-equivalent adjustment (effective tax rate of 26.135%)	4,163	11,001	7,519	4,655	2,305
Gain on sale of securities	(5,471)	(54,806)	(54,790)	(32,485)	(32,095)
Efficiency ratio denominator	$191,799	$835,719	$633,512	$427,862	$214,198

Efficiency ratio (1)	57.77%	54.66%	54.46%	54.62%	57.79%

(1) Efficiency ratio is core non-interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date (continued)
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2021	2020	2020	2020	2020
($ in thousands)
Calculation of Core Net Interest Margin

Net interest income	$146,681	$639,734	$484,774	$331,164	$167,483
Fully tax-equivalent adjustment (effective tax rate of 26.135%)	4,163	11,001	7,519	4,655	2,305
Fully tax-equivalent net interest income	150,844	650,735	492,293	335,819	169,788

Total accretable yield	(6,630)	(41,507)	(32,508)	(23,560)	(11,837)
Core net interest income	$144,214	$609,228	$459,785	$312,259	$157,951
Average earning assets	$20,484,908	$19,272,886	$19,172,318	$19,049,487	$18,581,491

Net interest margin	2.99%	3.38%	3.43%	3.55%	3.68%
Core net interest margin	2.86%	3.16%	3.20%	3.30%	3.42%

Calculation of Core Loan Yield

Loan interest income (FTE)	$146,601	$688,600	$528,294	$364,915	$187,566
Total accretable yield	(6,630)	(41,507)	(32,508)	(23,560)	(11,837)
Core loan interest income	$139,971	$647,093	$495,786	$341,355	$175,729
Average loan balance	$12,518,300	$14,260,689	$14,530,938	$14,640,082	$14,548,853

Core loan yield	4.53%	4.54%	4.56%	4.69%	4.86%

Calculation of Adjusted Pre-Tax, Pre-Provision (PTPP) Earnings

Net income available to common stockholders	$67,407	$254,852	$201,897	$136,012	$77,223
Provision for income taxes	14,363	64,890	53,920	36,287	20,694
Provision for credit losses (including provision for unfunded commitments)	1,445	74,973	68,030	45,049	23,134
(Gain) loss on sale of securities	(5,471)	(54,806)	(54,790)	(32,485)	(32,095)
Net pre-tax non-core items	(4,619)	12,791	577	(2,743)	(4,583)
Adjusted Pre-tax, pre-provision (PTPP) earnings	$73,125	$352,700	$269,634	$182,120	$84,373